UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[     ]

Preliminary Proxy Statement

[     ]

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ]

Definitive Proxy Statement

[     ]

Definitive Additional Materials

[     ]

Soliciting Material Pursuant to § 240.14a-12

CITIZENS BANCORP OF VIRGINIA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]

No fee required.

[     ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[ ] Fee paid previously with preliminary materials:

[   ]

Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

CITIZENS BANCORP OF VIRGINIA, INC.

126 South Main Street

Blackstone, Virginia 23824

Dear Shareholder:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders of Citizens Bancorp of Virginia, Inc. (the “Company”) to be held on May 16, 2007 at 11:00 a.m. at the Company’s main office, 126 South Main Street, Blackstone, Virginia.

At the Annual Meeting, you will be asked to elect 10 directors for terms of one year each. You also will be asked to ratify the Board of Directors’ selection of Yount, Hyde & Barbour, P.C. as the Company’s independent public accountants for 2007. Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

               Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope. The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

/s/ Joseph D. Borgerding

Joseph D. Borgerding
President and

Chief Executive Officer

Blackstone, Virginia

April 16, 2007

CITIZENS BANCORP OF VIRGINIA, INC.

126 South Main Street

Blackstone, Virginia 23824

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

___________________

The Annual Meeting of Shareholders (the “Annual Meeting”) of Citizens Bancorp of Virginia, Inc. (the “Company”) will be held on May 16, 2007 at 11:00 a.m. at the Company’s main office, 126 South Main Street, Blackstone, Virginia, for the following purposes:

1.	To elect 10 directors to serve for terms of one year each expiring at the 2008 annual meeting of shareholders;

2.	To ratify the Board of Directors’ selection of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the books and accounts of the Company for fiscal year 2007; and

3.	To act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on April 2, 2007, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

/s/ Joseph D. Borgerding

Joseph D. Borgerding
President and
Chief Executive Officer

April 16, 2007

CITIZENS BANCORP OF VIRGINIA, INC.

126 South Main Street

Blackstone, Virginia 23824

PROXY STATEMENT

This Proxy Statement is furnished to holders of the common stock, par value $0.50 per share (“Common Stock”), of Citizens Bancorp of Virginia, Inc. (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2007 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 16, 2007 at 11:00 a.m. at the Company’s main office, 126 South Main Street, Blackstone, Virginia, and any duly reconvened meeting after adjournment thereof.

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting. It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about April 16, 2007 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mails, but certain directors, officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On April 2, 2007, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 2,440,750 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted as voting in favor of or against the particular matter.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

Ten directors will be elected at the Annual Meeting. The individuals listed below are nominated by the Board of Directors for election at the Annual Meeting. Frank P. Beale is standing for election for the first time. Joseph M. H. Irby is retiring and is not standing for re-election.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the 10 nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age and business experience in the past five years and the year that each individual was first elected to the Board of Directors of the Company or previously to the Board of Directors of Citizens Bank and Trust Company (the “Bank”), the predecessor to and now wholly-owned subsidiary of the Company. Unless otherwise specified, each nominee has held his or her current position for at least five years.

Nominees for Election for Terms Expiring in 2008

Irving J. Arnold, 75, has been a director since 1977.

Mr. Arnold serves as the Commissioner of Revenue of Nottoway County, Virginia and is a farmer and owner of West Creek Farms. Mr. Arnold is active in local community organizations including the Crewe-Burkeville Chamber of Commerce, Burkeville Ruritan Club, and Southside Virginia Shriners’ Club.

Frank P. Beale, 54, is standing for election for the first time.

Mr. Beale is President of Invincia Corporation, an insurance agency, employee benefits, and safety consulting firm located in Chesterfield, Virginia. He was previously Senior Vice President and Partner with Manry-Rawls Corporation, an insurance agency, from 1977 to 2005. He is a current board member and past President of the Prince George Educational Foundation.

Joseph D. Borgerding, 49, has been a director since 2005.

Mr. Borgerding was elected as President and Chief Executive Officer of the Company and the Bank on September 27, 2005. Prior to his promotion, Mr. Borgerding was Vice President and Acting Chief Executive Officer of the Bank. From March 2003 until October 2004, he served as Vice President/Senior Loan Officer of the Bank. Prior to joining the Bank in 2003, Mr. Borgerding was employed by BB&T of Virginia and its predecessors, Central Fidelity National Bank, Wachovia Bank, National Association and F&M Bank in Nottoway and Lunenburg Counties from 1986 until 2003, and served as City Executive for the area encompassing Blackstone and Kenbridge, Virginia. He is a member of the Blackstone Revitalization

Management Team and is Director/Treasurer of Downtown Blackstone, Inc. which was organized to participate in the Virginia Main Street Program. The Virginia Main Street Program is a comprehensive approach to revitalize and promote Downtown Blackstone. He is a former Director of the Blackstone Recreation Association, former Director of the Blackstone Chamber of Commerce, and former President of the Lunenburg Rotary Club.

William D. Coleburn, 38, has been a director since 2004.

Mr. Coleburn is Editor of the Courier-Record in Blackstone, Virginia and is a past President of the Blackstone Chamber of Commerce. Mr. Coleburn serves as Mayor of the Town of Blackstone and is an active youth coach and commissioner of the Blackstone Recreation Association.

Roy C. Jenkins, Jr., 63, is Chairman of the Company and has been a director since 1982.

Mr. Jenkins is President of Roy C. Jenkins, Inc., an oil distributor, headquartered in Burkeville, Virginia.

Joseph F. Morrissette, 65, has been a director since 2002.

Mr. Morrissette is the Mayor of the Town of Burkeville, Virginia and a retired Vice President of the Federal Reserve Bank of Richmond, Virginia. Mr. Morrissette currently serves on the Southside Virginia Community College Board and is a member of the Burkeville Ruritan Club.

E. Walter Newman, Jr., 43, has been a director since 2004.

Mr. Newman is Vice President and General Manager of Newman Tire Company in Farmville, Virginia and is a Magistrate for Virginia’s 10th Judicial District.

Jo Anne Scott Webb, 54, has been a director since 1990.

Mrs. Webb is President of Scott Pallets Inc., a wood pallet company, and Scott Transport, Inc., a transportation company, headquartered in Amelia, Virginia.

Samuel H. West, 63, is Vice-Chairman of the Company and has been a director since 1994.

Mr. West is a certified public accountant and retired in 1998 from West, Crawley & Winn, the accounting firm he founded in Chester in 1974. Mr. West serves as the “financial expert” of the Company’s Audit Committee. He was a founding member and former treasurer of the Chester Business Association and currently serves on the Board and as treasurer of the Eppington Foundation. Mr. West formerly served on the Board of Directors of Pioneer Federal Savings & Loan Association.

Jerome A. Wilson, III, 50, has been a director since 1988.

Mr. Wilson is currently a private investor. He served as Executive Vice President of the Bank from 1994 to 2003. Mr. Wilson serves as a member of Nottoway County Industrial Development Authority and formerly served on the Board of Directors of the Community Bankers Bank.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Executive Officers Who Are Not Directors

Ronald E. Baron, 50, currently serves as Senior Vice President and Chief Financial Officer of the Company and the Bank. From 1997 until joining the bank in May 2005, he served as Senior Vice President and Treasurer at the Benjamin Franklin Bancorp, Inc., in Franklin, Massachusetts. Prior to 1997, he served in financial management positions at Bay Loan and Investment Bank and Bank of New England-Old Colony, N.A., and as a Credit Officer for the Federal Deposit Insurance Corporation.

Rhonda W. Kincer, 52, currently serves as Vice President/Operations and Security Officer of the Bank. From September 2005 to December 2006, she served as Vice President/Operations and Marketing Manager; from June 2004 to September 2005, she served as Vice President/Branch Administration; from May 2003 to June 2004, she served as Assistant Vice President; and from April 1997 to April 2003, she served as Assistant Cashier.

Eric Roberts, 36, currently serves as Senior Vice President/Credit Administration of the Bank. From September 2005 to May 2006, he served as Senior Vice President/Credit and Branch Administration, and, from February 2003 to September 2005, he served as Vice President/Credit Administration. From July 2000 to January 2003, he served as Commercial Banker of First Citizens Bank, South Hill, Virginia. From September 1996 to July 2000, he served as Business Banker of Wachovia Bank, South Boston, Virginia and Branch Manager of Wachovia Bank, Durham, North Carolina.

Lynn K. Shekleton, 51, currently serves as Secretary of the Company and as Senior Vice President/Human Resources and Branch Administration of the Bank. From September 2005 to May 2006, she served as Senior Vice President/Human Resources. From November 2002 to September 2005, she served as Vice President/Human Resources. From May 2001 to October 2002, she served as Vice President and, from May 1994 to April 2001, she served as Assistant Vice President.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of December 31, 2006, certain information with respect to beneficial ownership of shares of Common Stock by each of the current members of the Board of Directors, by each nominee for election to the Board of Directors, by each of the executive officers named in the “Summary Compensation Table” below (the “named executive officers”) and by all directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name	Number of Shares	Percent of Class (%)

Irving J. Arnold (1)	5,233	*
Frank P. Beale (2)	0	*
Joseph D. Borgerding	600	*
William D. Coleburn	558	*
Joseph M. H. Irby (3)	31,025	1.27%
Roy C. Jenkins, Jr.	37,700	1.54%
Joseph F. Morrissette (4)	8,000	*
E. Walter Newman	500	*
Jo Anne Scott Webb (5)	99,655	4.08%
Samuel H. West (6)	63,421	2.60%
Jerome A. Wilson, III (7)	74,800	3.06%

Ronald E. Baron	100	*
J. Eric Roberts	800	*
Lynn K. Shekleton	400	*

Directors and executive officers

as a group (14 persons)	324,013	13.28%

*	Percentage of ownership is less than one percent of the outstanding shares of Common Stock.
(1)	Amount disclosed includes 3,890 shares of Common Stock held individually and 1,343 shares of Common Stock held by his spouse.
(2)	Nominee for director.
(3)	Amount disclosed includes 28,275 shares of Common Stock held individually and 2,750 shares of Common Stock held by his spouse.
(4)	Amount disclosed includes 5,750 shares of Common Stock held by Mr. Morrissette’s mother for whom Mr. Morrissette holds a power-of-attorney to vote such shares of Common Stock.
(5)

Amount disclosed includes 5,200 shares of Common Stock held individually, 2,500 shares of Common Stock held jointly with her spouse, 25,805 shares of Common Stock held by Mrs. Webb’s mother for whom Mrs. Webb holds a power-of-attorney to vote such shares of Common Stock, and 66,150 shares of Common Stock held by Mrs. Webb’s father for whom Mrs. Webb holds a power-of-attorney to vote such shares of Common Stock.

(6)	Amount disclosed includes 6,421 shares of Common Stock held individually and 57,000 shares of Common Stock held by his spouse.
(7)

Amount disclosed includes 71,400 shares of Common Stock held individually, 1,000 shares of Common Stock held as custodian for relatives, and 2,400 shares of Common Stock for which Mr. Wilson holds a power-of-attorney to vote such shares.

Security Ownership of Certain Beneficial Owners

As of December 31, 2006, there are no persons known to the Company that beneficially own five percent or more of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock. Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2006, all filing requirements applicable to its officers and directors were complied with except that Samuel H. West inadvertently filed late a Form 4 with respect to the sale of shares of Common Stock in March 2006, and included in his Form 5 for 2006 two sales of shares of Common Stock by his spouse in April and May 2006.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws. Members of the Board are kept informed of the Company’s business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Independence of the Directors

The Board of Directors has determined that the following nine individuals of its 10 current members are independent as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”): Mrs. Webb and Messrs. Arnold, Coleburn, Irby, Jenkins, Morrissette, Newman, West, and Wilson. In reaching this conclusion, the Board of Directors considered that the Company and its subsidiary bank conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

The Board considered the following relationships with directors to determine whether such director was independent under NASDAQ’s listing standards:

•	Roy C. Jenkins, Jr. is President of Roy C. Jenkins, Inc., an oil distribution company from which the Bank purchases fuel oil.
•	William D. Coleburn is Editor and partial owner of the Courier Record, from which the Bank purchases printed forms and advertising space in the newspaper.
•	Samuel H. West is a retired partner of West, Crawley & Winn, PC, a public accounting firm from which the Bank contracts for fixed assets accounting services.
•	Joseph M. H. Irby is the former owner of Mahaney-Irby Insurance Agency, Inc., which serves as insurance broker for the Company.

The Bank has determined that the amount of business conducted with directors is not sufficient to impair any of their independence. In addition, the Board has determined that Mr. Beale, who is a nominee for election to the Board, will be independent under NASDAQ’s listing standards.

Code of Ethics

The Company has a Code of Ethics for directors, officers and all employees of the Company and its subsidiary, and a Code of Ethics applicable to the Company’s chief executive officer, chief financial officer and other principal financial officers. The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest. A copy of the Code will be provided, without charge, to any shareholder upon written request to the President of the Company, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

Board and Committee Meeting Attendance

There were 13 meetings of the Board of Directors in 2006. Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2006.

Committees of the Board

Audit Committee

The members of the Audit Committee are Mrs. Webb and Messrs. Arnold, Jenkins, Morrissette, Newman and West. The Board in its business judgment has determined that all members are independent as defined by NASDAQ’s listing standards. The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. West qualifies as an audit committee financial expert as defined by SEC regulations.

 The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit A to this Proxy Statement.

The Audit Committee met five times in 2006. For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” on page 22 of this Proxy Statement.

Compensation Committee

The members of the Compensation Committee are Mrs. Webb and Messrs. Coleburn, Irby, Jenkins, Morrissette, and West. The Board of Directors in its business judgment has determined that all members are independent as defined by NASDAQ’s listing standards. The Compensation Committee reviews and recommends to the Board levels and methods of officer and employee compensation in accordance with the Company’s Compensation Committee Charter, a copy of which is attached as Exhibit B to this Proxy Statement. The Compensation Committee met four times in 2006. For additional information regarding the Compensation Committee, see “Compensation Committee Report” on page 12 of this Proxy Statement.

Corporate Governance and Nominating Committee

The members of the Corporate Governance and Nominating Committee are Mrs. Webb and Messrs. Arnold, Jenkins, and West. The Corporate Governance and Nominating Committee met five times in 2006. The Board in its business judgment has determined that all members are independent as defined by NASDAQ’s listing standards. The Corporate Governance and Nominating Committee nominates the individuals proposed for election as directors in accordance with the Company’s Articles of Incorporation and Bylaws and the Corporate Governance and Nominating Committee Charter. A copy of the charter was attached as an exhibit to the proxy statement for the Company’s 2006 annual meeting of shareholders and will also be provided, without charge, to any shareholder upon written request to Tamra M. Reekes, Assistant Vice President/Corporate Governance, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

In identifying potential nominees, the Committee takes into consideration such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best compliment those that are already represented on the Board. The Committee also takes into consideration the need for specialized expertise and will consider candidates for Board membership suggested by its members, management, and shareholders.

The Corporate Governance and Nominating Committee considers, at a minimum, the following factors in recommending to the Board of Directors potential new directors, or the continued service of existing directors:

•	The ability of the prospective nominee to represent the interests of the shareholders of the Company;
•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•

The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors; and
•	The prospective nominee’s involvement within the communities the Company serves.

Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Company in connection with an annual meeting of shareholders if the Company receives timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Company. To be timely for the 2008 annual meeting, the notice must be received within the time frame set forth in “Proposals for 2008 Annual Meeting of Shareholders” on page 24 of this Proxy Statement. To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in Article III, Section 15 of the Company’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to Tamra M. Reekes, Assistant Vice President/Corporate Governance, whose address is Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824.

Under the process used for selecting new candidates for the Board of Directors, the President and Chief Executive Officer, the Corporate Governance and Nominating Committee, or other Board members identify the need to add a new Board member with specific qualifications or to fill a vacancy on the Board. The Chairman of the Corporate Governance and Nominating Committee will initiate a search, working with staff support and seeking input from Board members and senior management, hiring a search firm, if necessary, and considering any candidates recommended by shareholders. An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the Board may be presented to the Corporate Governance and Nominating Committee. A determination is made as to whether Corporate Governance and Nominating Committee members or Board members have relationships with preferred candidates and can initiate contacts. The President and Chief Executive Officer and at least one member of the Corporate Governance and Nominating Committee interviews prospective candidates. The Corporate Governance and Nominating Committee meets to conduct further interviews of prospective candidates, if necessary or appropriate, and to consider and recommend final candidates for approval by the full Board of Directors.

Frank P. Beale, who is standing for election for the first time at the Annual Meeting, was recommended by the Corporate Governance and Nominating Committee.

Annual Meeting Attendance

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders. All of the directors attended the 2006 annual meeting.

Communications with Directors

Any director may be contacted by writing to him or her c/o Citizens Bancorp of Virginia, Inc., 126 South Main Street, Blackstone, Virginia 23824. Communications to the non-management directors as a group may be sent to the same address, c/o Tamra M. Reekes, Assistant Vice President/Corporate Governance. The Company promptly forwards all such correspondence to the indicated directors.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee (the “Committee”) of the Board of Directors, which is composed of non-employee directors of the Company, is responsible for the development, oversight, and implementation of the Company’s compensation program for executive officers, including the executive officers named in the Summary Compensation Table. In carrying out its responsibilities, the Committee annually reviews and establishes the compensation of the Company’s executive officers. The Committee makes recommendations to the Board of Directors regarding all compensation related matters, including the annual salary levels and any bonuses to be paid to the Company’s executive officers.

The primary objective of the Company’s executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage the Company in a manner to promote its growth and profitability and advance the interest of its shareholders. As such, the compensation program is designed to provide levels of compensation that are reflective of both the individual’s and the Company’s performance in achieving its goals and objectives. The Committee seeks to provide a mix of annual and long-term compensation that will align the short- and long-term interests of the Company’s executive officers with that of its shareholders. In 2006, the Committee established executive base salaries and approved annual cash bonuses for executive officers.

A discussion of the principles, objectives, components and determinations of the Committee with respect to executive compensation is included in the Compensation Discussion and Analysis that follows this Committee report. The specific decisions of the Committee regarding the compensation of named executive officers are reflected in the compensation tables and narrative that follow the Compensation Discussion and Analysis.

The Compensation Committee has reviewed the Compensation Discussion and Analysis included in this proxy statement and discussed it with the Company’s management. Based on this review and discussion, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Annual Report on Form 10-K for the year ended December 31, 2006.

Compensation Committee

Joseph F. Morrissette, Chairman

William D. Coleburn

Joseph M.H. Irby

Roy C. Jenkins, Jr.

Jo Anne Scott Webb

Samuel H. West

Date: March 30, 2007

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer of the Company or any of our subsidiaries. In addition, there are no Compensation Committee interlocks with other entities with respect to any such member.

Compensation Discussion and Analysis

General

The Compensation Committee of the Board of Directors reviews and recommends the salary and other compensation of the executive officers, including the named executive officers, and provides oversight of the compensation program. The President and Chief Executive Officer, the Chief Financial Officer, and the two most highly compensated executive officers during 2006 are collectively referred to as named executive officers. The Compensation Committee consists entirely of non-employee, independent members of the Board of Directors and operates under a written charter approved by the Board of Directors.

Objectives of Our Compensation Program

The primary objective of the executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage the Company in a manner to promote growth and profitability and advance the interest of shareholders. Additional objectives of the executive compensation program are the following:

•	Align executive pay with shareholders’ interests
•	Recognize individual initiative and achievements
•	Unite the entire executive management team to a common objective of achieving corporate goals

Executive Compensation Principles

The Compensation Committee seeks to design a compensation structure that attracts and retains qualified and experienced executive officers and, at the same time, is reasonable and competitive. Executive officers’ total compensation is tied to annual and long-term performance as well as to the creation of shareholder value. In particular, the Company believes that short-term annual bonuses should be tied directly to both corporate performance and individual performance for the fiscal year.

The Company differentiates compensation to executive officers based on the principle that total compensation should increase with an executive officer’s position and responsibility, while at the same time a greater percentage of total compensation should be tied to corporate and individual performance as position and responsibility increases.

How Executive Pay Levels are Determined

The Compensation Committee reviews the executive compensation program and its elements at least annually. All decisions by the Compensation Committee relating to the compensation of executive officers are reported to the full Board of Directors.

The Chief Executive Officer and the Senior Vice President of Human Resources are responsible for gathering and presenting relevant compensation market data, which is described below, that will assist the Compensation Committee in evaluating and establishing executive compensation. Additionally, the Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design, and general guidelines on executive compensation, as well as individual executive performance assessments and recommendations for salary increases and bonuses, for the Compensation Committee to consider.

In determining the compensation of the executive officers, the Committee evaluates total overall compensation, as well as the mix of salary and cash bonuses, using a number of factors, including the following:

•	The financial and operating performance of the Company as measured by the attainment of specific strategic objectives and operating results;
•

The duties, responsibilities, and performance of each executive officer, including the achievement of identified goals for the year as they pertain to the areas of operations for which the executive is personally responsible and accountable;

•	Historical compensation levels; and
•	Comparative industry market data to assess compensation competitiveness.

With respect to comparative industry market data, the Compensation Committee reviews executive salaries and evaluates the compensation structure of the Company’s peer group as presented by the Virginia Bankers Association (“VBA”) in its annual “Salary, Benefits, and Directors’ Compensation Survey.” The peer group used for comparison purposes focuses principally on banks that are similar to the Company in asset size, structure and geographical location. In establishing compensation, the Compensation Committee balances the need to offer salaries that are competitive with peer companies with the need to maintain careful control over salary and benefits expense.

In its 2006 analysis of executive compensation, the Compensation Committee reviewed VBA statewide, regional, and asset size survey data as well as a compilation of averages of this data.

Components of Executive Compensation

The elements of the compensation program in 2006 included base annual salary and short-term incentive compensation in the form of bonuses. The Company provides certain retirement benefits through a defined pension plan and a 401(k) savings plan. The Company also provides health and welfare benefits that include participation in health, dental, and vision plans and various insurance plans, including disability and life insurance that are available to all employees.

Each of the principal components of executive compensation is designed to reward and provide incentives to executive officers consistent with the Company’s overall philosophy on executive compensation. These components and the rationale and methodology for each are described below. Specific information on the amounts and types of compensation earned by the named executive officers during 2006 can be found in the tables and narrative disclosures following this discussion.

The Company has not entered into employment agreements with any of its named executive officers.

Base Salary

Our base salary philosophy is to provide competitive salaries to our named executive officers in amounts that will attract and retain individuals with a broad, proven track record of performance.

The Compensation Committee recommends annual base salaries for each executive officer position, including the Chief Executive Officer. Salary opportunities for executive positions typically fall between the 25th and 75th percentiles in the executive salary ranges published by the VBA. Salary levels are typically considered annually as part of the Company’s performance review process and upon a promotion or other change in job responsibility.

As President and Chief Executive Officer, Joseph D. Borgerding is eligible for base salary increases and bonuses based on the Compensation Committee’s analysis of the VBA survey data and its assessment of his performance, experience, and tenure. In making this determination for 2006, the Compensation Committee evaluated the performance of the Chief Executive Officer based on corporate financial performance, achievements in implementing the Bank’s long-term strategy, and the personal observations of the Chief Executive Officer’s performance by the members of the Compensation Committee. No particular weight was given to any particular aspects of the performance of the Chief Executive Officer.

The Board of Directors approved increases in the annual salaries of all named executive officers based on the Compensation Committee’s recommendations.

Annual Bonus Incentives

In addition to base salary, the Company has maintained a practice of paying discretionary cash bonuses tied to performance objectives. Executive officers have the opportunity to earn an annual bonus based on individual performance and the achievement of company performance goals. In addition to promoting the achievement of corporate performance goals, the bonus awards are designed to align the interests of senior management into a common objective.

The Chief Executive Officer establishes individual and corporate performance objectives for each executive officer and evaluates his or her performance against the individual objectives. The Compensation Committee will award discretionary bonuses based on the executive officers meeting performance goals and on the overall performance of the Bank. Awards may be increased when performance exceeds these goals, and awards may be decreased when performance falls below these goals.

The Compensation Committee considers, but is not bound by, the recommendations of the Chief Executive Officer with respect to the payment or amounts of bonuses to executive officers. The Compensation Committee may also consider the award of individual bonus amounts to executive officers at other times during the year.

In December 2006, the Compensation Committee considered the potential amounts of bonuses that would be paid in relation to the base salaries and overall compensation of executive officers and the structure and amount of bonuses paid by peer group companies. The Board of Directors approved the Compensation Committee’s recommendations for cash bonuses to executive officers based on individual performance, the achievement of certain financial and operating goals relating to the 2006 fiscal year, and an analysis of VBA survey data.

  In 2006, the Compensation Committee did not award any executive bonuses outside of the year-end bonuses that were based on the Bank’s achievement of financial and operating goals.

Long-Term Compensation Plans

The Compensation Committee and management continue to review the potential implementation of long-term or deferred compensation programs including Supplemental Executive Retirement Plans, stock options, stock awards and non-qualified executive retirement plans. During 2006, none of these programs were implemented.

Stock-Based Awards

No stock options or other stock-based awards were granted to any of the Company’s employees during the fiscal year ended December 31, 2006. In addition, no such options or awards were exercised during the fiscal year ended December 31, 2006 or held at December 31, 2006 by any such employees.

Management Continuity Agreements

In connection with its annual review of executive compensation, the Compensation Committee evaluates potential payments to executive officers under Management Continuity Agreements that are in place for each executive officer. The purpose of the agreements is to encourage the executive to continue employment after a change in control by providing reasonable employment security to the executive and to recognize the prior service of the executive in the event of a termination of employment under certain circumstances after a change in control.

The Company entered into Management Continuity Agreements (the “Agreements”) with Joseph D. Borgerding, J. Eric Roberts, and Lynn K. Shekleton on March 28, 2003, and with Ronald E. Baron on May 2, 2005. The Agreement with each of the named executive officers renews each December 31st for a rolling two-year term unless the Company gives written notice of non-renewal to the executive officer no later than September 30th before the renewal date.

In the event of a Change in Control of the Company (as defined in the Agreements), the Company will continue to employ the named executive officers, under the terms of the Agreements, until the third anniversary of the date of such Change in Control. The Agreements provide for the continuity of base salary and an annual bonus and entitles each named executive officer to participate in the incentive, savings, and retirement plans and in the welfare benefit plans of the Company. The Agreements also provide for certain other benefits and payments in the event of the termination of employment following a Change in Control. If employment terminates without “Cause”, for “Good Reason”, or during the 90-day window period (as these terms are defined in the Agreements), the executive will be entitled to receive a lump sum payment of one times base salary and the continuation of employee welfare benefits for 24 months following the date of termination.

Retirement Benefits

The Company provides additional compensation to executive officers through a defined pension plan and a 401(k) plan which are also available to all full-time employees. The Compensation Committee oversees these plans and the Compensation Committee considers these plans when reviewing an executive’s total annual compensation and when determining the compensation components described previously. These plans are described below.

Pension Plan

The Bank maintains a noncontributory defined benefit pension plan for employees who are age 20 ½ and have completed six months of eligibility service. Benefits payable under the plan are based on years of credited service, average compensation over the highest consecutive five years, and the plan’s benefit formula (1.00% of average compensation times years of credited service after February 28, 2003, up to a maximum of 35 years, plus the frozen accrued benefit determined under the prior formula as of February 28, 2003). For 2006, the maximum allowable annual benefit payable by the plan at age 65 (the plan’s normal retirement age) was $175,000 and the maximum compensation covered by the plan was $220,000. Reduced early retirement benefits are payable on or after age 55 upon completion of 10 years of credited service. Amounts payable under the plan are not subject to reduction for Social Security benefits.

401(k) Savings Plan

The Bank maintains a 401(k) plan through Pentegra Retirement Services. All full time employees, including the named executive officers, who are 18 years of age and have completed three consecutive months of employment, are eligible to participate in the 401(k) plan. Participants may invest up to the maximum allowable limits established by the IRS. The Bank provides an employer match of 50% on participant’s contributions up to 6% of salary. Vesting in employer matching contributions occurs according to a three-year graded vesting schedule. Participants may defer taxes on the percentages of salary they invest and on the earnings generated by their investment. The Bank may, at its option, make supplemental contributions to the plan on a uniform and nondiscriminatory basis. There were no supplemental contributions made to the 401(k) plan in 2006.

Annual Compensation of Executive Officers

In the table and discussion below, we summarize the compensation earned during 2006 by the Chief Executive Officer, the Chief Financial Officer, and each of the two other most highly compensated executive officers who earned more than $100,000 in total compensation for services rendered in all capacities during 2006, collectively referred to as the “named executive officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings (1)	All Other Compensation (2)	Total Compensation
Joseph D. Borgerding President & Chief Executive Officer	2006	$145,000	$25,000	N/A	N/A	N/A	$8,055	$11,436	$189,491
Ronald E. Baron, Senior Vice President and Chief Financial Officer	2006	$100,000	$15,000	N/A	N/A	N/A	$4,583	$10,446	$130,029
J. Eric Roberts, Senior Vice President/Credit Administration	2006	$87,200	$12,750	N/A	N/A	N/A	$1,782	$ 8,875	$110,607
Lynn K. Shekleton, Senior Vice President/ Human Resources & Branch Administration	2006	$82,750	$12,750	N/A	N/A	N/A	$13,079	$10,326	$118,905

(1)	Represents the change in value of accumulated pension benefits.
(2)

Reflects payment of benefits, which may include taxable life insurance, flexible benefit credits paid on behalf of the named executive officers, employer 401(k) contributions, and imputed benefit of Bank Owned Life Insurance.

Employment Agreements

The Company has not entered into employment agreements with any of the named executive officers. All compensation that we pay to our named executive officers is determined as described above in our “Compensation Discussion and Analysis” section. “All Other Compensation” was less than 10% of “Total Compensation” for each named executive officer.

In addition, the company has not made any stock options grants or other stock-based awards to any of its employees.

Defined Benefit Plan

The following table sets forth information as of September 30, 2006, with respect to the pension plan in which the named executive officers participate.

VBA Master Defined Benefit Plan for Citizens Bank and Trust Company

Accrued Annual Benefits for Selected Participants

Name and Principal Position	Number of Years Credited Service	Annual Accrued Benefit 9/30/2006	Present Value of Accumulated Benefit (EOY)(1)	Present Value of Accumulated Benefit (BOY)(2)	Change in Value of Accumulated Benefit	Payments During Last Fiscal Year
Joseph D. Borgerding, President and Chief Executive Officer	4	$ 5,670	$ 19,623	$ 11,568	$ 8,055	$0
Ronald E. Baron, Senior Vice President and Chief Financial Officer	1	$ 1,245	$ 4,583	$ 0	$ 4,583	$0
J. Eric Roberts, Senior Vice President/Credit Administration	4	$ 3,566	$ 5,657	$ 3,875	$ 1,782	$0
Lynn K. Shekleton, Senior Vice President/Human Resources and Branch Administration	32	$31,618	$153,233	$140,154	$13,079	$0

(1) Based on September 30, 2006 Disclosure assumptions; 6.00% interest, l983 GAM Mortality

(2) Based on September 30, 2005 Disclosure assumptions; 6.00% interest, 1983 GAM Mortality

Payments upon Termination of Employment

We have entered into Management Continuity Agreements with each of our named executive officers. A summary of these agreements is presented in the "Compensation Discussion & Analysis" section above.  These agreements provide for certain benefits and payments to them in the event of the termination of employment without “Cause”, for “Good Reason”, or during the 90-day window period (as these terms are defined in the Agreements), all following a change in control of the Company.  The following table summarizes these benefits and payments, as of January 1, 2007, upon termination of employment for any of those circumstances.

Name and Principal Position	Salary (1)	All Other Compensation (2)	Total Compensation
Joseph D. Borgerding President and Chief Executive Officer	$155,000	$16,002	$171,002
Ronald E. Baron, Senior Vice President and Chief Financial Officer	$107,000	$15,691	$122,691
J. Eric Roberts, Senior Vice President/Credit Administration	$91,560	$ 15,605	$107,165
Lynn K. Shekleton, Senior Vice President/Human Resources and Branch Administration	$91,560	$15,574	$107,134
Total Company Payments	$445,120	$62,872	$507,992

(1) Salary is equal to one times base salary

(2) Reflects payment of taxable life insurance and flexible benefit credits paid on behalf of the named executive officers for 24 months.

None of the named executive officers are entitled to any benefits or payments in the event of the termination of employment for any other reason, whether or not it is in connection with a change in control of the Company.

Director Compensation

The following table shows the compensation earned by each of the directors during 2006.

Name	Fees Earned and Paid	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compenstion	Total
Irving J. Arnold	$13,825	N/A	N/A	N/A	N/A	N/A	$13,825
Joseph D. Borgerding	$0	N/A	N/A	N/A	N/A	N/A	$0
William D. Coleburn	$11,125	N/A	N/A	N/A	N/A	N/A	$11,125
Joseph M. H. Irby	$10,900	N/A	N/A	N/A	N/A	N/A	$10,900
Roy C. Jenkins, Jr.	$12,275	N/A	N/A	N/A	N/A	N/A	$12,275
Joseph F. Morrissette	$11,575	N/A	N/A	N/A	N/A	N/A	$11,575
E. Walter Newman	$12,025	N/A	N/A	N/A	N/A	N/A	$12,025
Jo Anne S. Webb	$14,050	N/A	N/A	N/A	N/A	N/A	$14,050
Samuel H. West	$13,950	N/A	N/A	N/A	N/A	N/A	$13,950
Jerome A. Wilson, III	$10,450	N/A	N/A	N/A	N/A	N/A	$10,450

As compensation for his or her service to the Company, each independent member of the Board of Directors receives an annual $2,400 retainer fee plus a fee of $550 for each meeting of the Board and $225 for each committee meeting attended. Board members who are also officers of the Bank do not receive fees for serving on the Board or its committees.

Transactions with Management

Some of the directors and officers of the Company are at present, as in the past, customers of the Bank, and the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. The balance of loans to directors, executive officers and their associates totaled $387,079 at December 31, 2006, or 1.10% of the Company’s equity capital at that date.

There are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

The Company has not adopted a formal policy that covers the review and approval of related person transactions by the Board of Directors. The Board, however, does review all such transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to the Company, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. The Audit Committee of the Board also has the responsibility to review significant conflicts of interest involving directors or executive officers.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2007. Yount, Hyde & Barbour, P.C. has audited the financial statements of the Company and the Bank for over five years. A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.

Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

AUDIT INFORMATION

Fees of Independent Public Accountants

Audit Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2006 and 2005, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $75,050 for 2006 and $68,155 for 2005.

Audit Related Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2006 and December 31, 2005 were $5,366 and $29,941, respectively. During 2006, these services included consultation and assistance regarding accounting and compliance issues including compliance with Section 404 of the Sarbanes-Oxley Act of 2002. During 2005, these services included consultation regarding financial accounting and reporting standards and agreed upon procedures engagement for public deposit balances and National Automated Clearing House Association attestation.

Tax Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2006 and December 31, 2005 were $5,500 and $5,000, respectively. During 2006 and 2005, these services included preparation of federal and state income tax returns and consultation regarding tax compliance issues.

All Other Fees

There were no fees billed by Yount, Hyde & Barbour, P.C. for any other services rendered to the Company for the fiscal years ended December 31, 2006 or December 31, 2005.

Audit Committee Report

The Audit Committee is composed of six directors, each of whom is independent within the meaning of the listing standards of the NASDAQ Stock Market. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for:

•	the preparation, presentation and integrity of the Company’s consolidated financial statements; and

•	complying with laws and regulations and ethical business standards.

The Company’s independent registered public accounting firm is responsible for:

•	performing an independent audit of the Company’s consolidated financial statements; and

•	expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles.

The Audit Committee is responsible for:

•

the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company; and

•	monitoring, overseeing and reviewing the accounting and financial reporting processes of the Company.

In this context, the Audit Committee has met and held discussions with management and Yount, Hyde & Barbour, P.C., the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2006 were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed these consolidated financial statements with management and Yount, Hyde & Barbour, P.C., including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee has discussed with Yount, Hyde & Barbour, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified and supplemented. The Audit Committee has also received the written disclosures and the letter from Yount, Hyde & Barbour, P.C. relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Yount, Hyde & Barbour, P.C. the firm’s independence from the Company. Moreover, the Audit Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

Based upon its discussions with management and Yount, Hyde & Barbour, P.C. and its review of the representations of management and the report of Yount, Hyde & Barbour, P.C. to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

Samuel H. West, Chairman

Irving J. Arnold

Roy C. Jenkins, Jr.

Joseph F. Morrissette

E. Walter Newman

Jo Anne S. Webb

Blackstone, Virginia

March 23, 2007

Pre-Approval Policies and Procedures

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

PROPOSALS FOR 2008 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2008 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company’s principal executive offices at 126 South Main Street, Blackstone, Virginia 23824, no later than December 18, 2007, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting. The Company presently anticipates holding the 2008 annual meeting of shareholders on May 21, 2008.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by the President of the Company not less than 120 days before the first anniversary of the date this meeting notice and proxy statement was first given to shareholders. Based upon an anticipated date of April 16, 2007 for the mailing of this notice and proxy statement, the Company must receive any notice of nomination or other business no later than December 18, 2007. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefore, and other specified matters. Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company.

OTHER MATTERS

THE COMPANY’S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO TAMRA M. REEKES, ASSISTANT VICE PRESIDENT/CORPORATE GOVERNANCE, WHOSE ADDRESS IS CITIZENS BANCORP OF VIRGINIA, INC., 126 SOUTH MAIN STREET, BLACKSTONE, VIRGINIA 23824. NEITHER ANNUAL REPORT IS PART OF THE PROXY SOLICITATION MATERIALS.

EXHIBIT A

Audit Committee Charter

PURPOSE

The primary purpose of the Audit Committee of the Board of Directors is to provide independent and objective oversight of the accounting functions and internal controls of the Company, its subsidiaries and affiliates (as applicable), and to ensure the objectivity of their financial statements. The Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants and the senior internal audit officer, if any. The Committee shall also review and advise the Board with respect to the Company's risk management policies, and tax policies.

FUNCTIONS

The Audit Committee shall perform the following functions:

•

Independent Accountants. Recommend to the Board the firm to be employed by the Bank as its independent accountants, which firm shall be ultimately accountable to the Board and the Committee as representatives of shareholders.

•

Plan of Audit. Consult with the independent accountants regarding the plan of audit. The Committee hall also review with the independent accountants their report on the audit and review with management the independent accountants' suggested changes or improvements in the Bank's accounting practices or controls.

•

Accounting Principles and Disclosure. Review significant developments in accounting rules. The Committee shall review with management recommended changes in the Bank's methods of accounting or financial

•	statements. The Committee also shall review with the independent accountants any significant proposed changes in accounting principles and financial statements.
•

Internal Accounting Controls. Consult with the independent accountants regarding the adequacy of internal accounting controls. Where appropriate, consultation with the independent accountants regarding internal controls shall be conducted out of management's presence. In connection with this function, the Committee may require the Bank's counsel to circulate a questionnaire to evaluate the Bank's compliance with banking, financial disclosure and accounting laws.

•

Financial Disclosure Documents. Review with management and the independent accountants the Bank's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission, or sent to stockholders and following the satisfactory completion of each year-end review recommend to the Board the inclusion of the audited financial statements in the Bank's filing on Form 10-K (or Form 10-KSB). The review shall include any significant problems and material disputes between management and the independent accountants (out of management's presence) of the quality of the Bank's accounting principles as applied in its financial reporting, the clarity of the Bank's financial disclosures and degree of aggressiveness or conservatism of the Bank's accounting principles and underlying estimates, and a frank and open discussion of other significant decisions made by management in preparing the financial disclosure.

•

Internal Control System. Review with management and internal auditors the Bank's internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws, and regulations. The review shall include any significant problems and regulatory concerns. The Committee also shall review internal audit plans in significant compliance areas.

•

Oversight of Independent Accountant. Evaluate the independent accountants on an annual basis and where appropriate recommend a replacement for the independent accounts. In such evaluation, the Committee shall ensure that the independent accountants deliver to the Committee a formal written statement delineating all relationships between the accountants and the Company. The Committee also shall engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accounts and in response to the independent accountant's report take, or recommend that the Board take, appropriate action to satisfy itself of the independent accountant's independence.

•	Adequacy of Personnel. Review periodically the adequacy of the Bank's accounting, financial, and auditing personnel resources.
•	Tax Policies. Review periodically the Bank's tax policies and any pending audits or assessments.
•	Charter Amendments. Review this Charter annually, assess its adequacy and propose appropriate amendments to the Board.

The Committee's function is one of oversight and review, and it is not expected to audit the Bank, to define the scope of the audit, to control the Bank's accounting practices, or to define the standards to be used in the preparation of the Bank's financial statements.

COMPOSITION AND INDEPENDENCE

The Committee shall consist of not less than three independent members, who shall be appointed by the Board of Directors. Members of the Committee shall be financially literate or become financially literate within a reasonable period of time after appointment to the Committee and at least one member of the committee shall have accounting, related financial management expertise, or any other comparable experience or background that results in the individual's financial sophistication. No member of the Committee shall be employed or otherwise affiliated with the Bank's independent accountants.

In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the committee Chairman, and in the case where the Committee chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the chairman of the Board of Directors. In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter posing the potential or actual conflict of interest is resolved.

QUORUM AND MEETINGS

A quorum of the committee shall be declared when a majority of the appointed members of the Committee are in attendance, except for receiving the quarterly review report of the independent accountants relating to the interim financial statements included in the Bank's Form 10-Q (or Form 10-QSB). This report may be received on behalf of the Committee by the Committee Chair and reported to the full Committee at its next scheduled meeting. The Committee shall meet on a quarterly basis. Meetings shall be scheduled at the directions of the Chairman. Except in emergency situations, notice of the meetings shall be provided at least ten days in advance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

REPORTS

The Committee will report to the Board from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

OTHER AUTHORITY

The Committee is authorized to confer with Bank management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

The Committee will perform such other functions as are authorized for this Committee by the Board of Directors.

EXHIBIT B

Compensation Committee Charter

PURPOSE

The primary purpose of the Compensation Committee of the Board of Directors is to carry out the Board of Directors’ overall responsibility relating to compensation and to provide independent and objective oversight of the compensation function of the Company. The Committee will be responsible for evaluating the performance and establishing salary levels for executive management; for reviewing and approving management’s recommendations relating to Company-wide compensation and performance matters; and for reporting to the Board of Directors.

COMPOSITION AND INDEPENDENCE

The Committee shall consist of a minimum of five independent members of the Board of Directors. Members shall be appointed by and may be removed by the Board. The committee shall be subject to the provisions of the Company’s Bylaws relating to committees of the Board of Directors. The Chief Executive Officer and Senior Vice President of Human Resources will support the committee by gathering and reporting pertinent data and organizational information. The Chief Executive Officer will additionally support the committee by setting goals and providing performance assessments for senior executive management and by discussing his own performance and goals.

FUNCTIONS

The specific responsibilities of the Compensation Committee include:

•	To review and approve on an annual basis corporate goals and objectives with respect to compensation
•

To evaluate annually the Chief Executive Officer’s and senior executive officers’ performance in light of the established goals and objectives and, based upon the evaluations, to set annual executive compensation, including salary, bonus, incentive, and equity compensation and executive benefits

•	To review and approve on an annual basis the company’s overall evaluation process and compensation structure
•	To provide oversight of management’s decisions concerning the performance and compensation of other company personnel
•	To review and approve the company’s incentive compensation programs
•	To review and approve the company’s benefit programs
•	To annually review salary and benefit survey data to ensure competitiveness of the company’s compensation program
•	To assist in developing and evaluating potential candidates for executive positions
•	To review and approve an annual executive compensation report in the company’s proxy statement
•	To review annually the adequacy of this charter and recommend any proposed changes to the Board for approval

QUORUM AND MEETINGS

The Committee meets at least twice a year or when necessary at the call of the Committee chairperson. Except in emergency situations, notice of the meetings shall be provided at least ten days in advance. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

REPORTS

The Committee will report to the Board of Directors from time to time with respect to its activities and its recommendations. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision. The Committee will keep minutes of its meetings and will make such minutes available to the full Board for its review.

OTHER AUTHORITY

The Committee is authorized to confer with Bank Management and other employees to the extent it may deem necessary or appropriate to fulfill its duties.

The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the committee may deem appropriate in its sole discretion.

The Committee shall have authority to retain such compensation consultants, outside counsel, and other advisors as the committee may deem appropriate and to approve related fees and retention terms.

[] PLEASE MARK VOTES AS IN THIS EXAMPLE	PROXY CITIZENS BANCORP OF VIRGINIA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MAY 16, 2007

  The undersigned shareholder of Citizens Bancorp of Virginia, Inc. (the “Company”) hereby acknowledges receipt of the Notice of the 2007 Annual Meeting of Shareholders and Proxy Statement attached thereto, and hereby appoints J. Eric Roberts and Lynn K. Shekleton, and each of them (with full power to act without the other and with full power of substitution), as the true and lawful attorneys and proxies of the undersigned to vote all of the shares of record in the name of the undersigned, with all of the powers that the undersigned would possess if personally present at the 2007 Annual Meeting, or any adjournment thereof.

   The proxies are hereby further authorized to vote as specified hereon upon the following items (THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ITEMS):

		1. The election as directors of all nominees listed (except as marked to the contrary below):		With For all For hold Except [] [] []
		Nominees: Irving J. Arnold Frank P. Beale Joseph D. Borgerding William D. Coleburn	Roy C. Jenkins, Jr. Joseph F. Morrissette E. Walter Newman, Jr.	Jo Anne Scott Webb Samuel H. West Jerome A. Wilson, III
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
		2. To ratify the Board of Directors’ selection of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the books and accounts of the Company for fiscal year 2007.		For Against Abstain [] [] []

   THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED.  IF NO DIRECTIONS ARE GIVEN BY THE UNDERSIGNED, OR IF DIRECTIONS ARE UNCLEAR, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1 AND 2 IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF THE COMPANY.

   The undersigned hereby revokes all proxies given prior to this date for the 2007 Annual Meeting of Shareholders of the Company.

   Please date, sign and return promptly.  Only one of several joint owners needs to sign.  Fiduciaries must state title.  If signing for a corporation or partnership, or as fiduciary, indicate the capacity in which you are signing and state the name of the business or beneficiary.

Please be sure to sign and date this Proxy in the box below	Date
----Shareholder sign above --- Co-holder (if any) sign above ---

………………………………………………………………………………………………………………………………………………………………………….

 Detach above card, sign, date and mail in postage paid envelope provided.

CITIZENS BANCORP OF VIRGINIA, INC.

126 South Main Street

Blackstone, Virginia 23824

SIGNING THIS PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU DESIRE. SEE THE PROXY STATEMENT FOR FURTHER INFORMATION. PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.